Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANNES-OXLEY ACT OF 2003

In connection with the Quarterly Report on Form 10-Q of American National Bankshares Inc. (the "Corporation") for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles H. Majors, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbannes-Oxley Act of 2003, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Charles H. Majors
-------------------------------------
Charles H. Majors
President and Chief Executive Officer


Date:  November 8, 2004


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Exhibit 32.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANNES-OXLEY ACT OF 2003

In connection with the Quarterly Report on Form 10-Q of American National Bankshares Inc. (the "Corporation") for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neal A. Petrovich, Senior Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2003, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Neal A. Petrovich
---------------------------------------------
Neal A. Petrovich
Senior Vice President and
Chief Financial Officer


Date:  November 8, 2004